UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01      Other Events

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP".

Postponement of Special Stockholder Meeting Date to January 16, 2019

The Board of Directors of SGRP (the "Board") voted on December 6, 2019, to postpone the Special Meeting of SGRP's Stockholders (the "Special Meeting") originally scheduled for December 11, 2019, to January 16, 2020. SGRP is preparing a Proxy Statement respecting the Special Meeting that will be sent to all stockholders before the meeting and will contain more information on the Special Meeting (the "Proxy Statement").

The limited purpose of the Special Meeting is to consider and act on the following stockholder proposals: (1) to consider and vote on the stockholder proposal to remove Arthur B. Drogue, currently one of four independent directors of SGRP and its Chairman, from the Board without cause, effective immediately; (2) to consider and vote on the stockholder proposal to remove R. Eric McCarthey, currently one of four independent directors of SGRP and Chairman of its Audit Committee, from the Board without cause, effective immediately; (3) to consider and approve the stockholder proposed Amendment No. 1 to SGRP's current By-Laws to reduce the previously agreed upon period of time during which the Board may exclusively fill any vacancies on the Board from 90 days to 30 days; (4) to consider and approve the stockholder proposed Amendment No. 2 to SGRP's current By-Laws that would require the Board to have a majority of "Independent Directors" and narrowly redefine independence; (5) to consider and grant authority to the Board to increase the size of the Board to nine directors without further stockholder action if the Board deems it reasonably necessary for compliance with Nasdaq's majority board independence rule, all of the Corporation's By-Laws, Charters and policies and all other applicable law; and (6) if and to the extent included in the Proxy Statement, to consider, ratify and approve the adoption by the Board of the 2019 Plan Amendment to SGRP's 2018 Stock Compensation Plan.

On September 13, 2019, SGRP received physical delivery of a Written Request of Stockholders of SPAR Group, Inc. to Call a Special Meeting from the Brown Group ("Brown Group Special Meeting Request") in order to consider items (1) through (4), above, by Mr. Robert G. Brown ("Mr. Brown"), who retired as the Chairman and an officer and director of SGRP on May 3, 2018, and SP/R, Inc. Defined Benefit Pension Trust (the "SP/R Trust") which is a trust for the benefit (in part) of Mr. Brown and controlled by Mr. Brown's children as its trustees, together with Mr. Brown, the ("Brown Group"). The Brown Group has sufficient SGRP Shares to request the Special Meeting under SGRP's Restated By-Laws. See 2019 Special Stockholders' Meeting to Remove Independent Directors Drogue and McCarthey and Change SGRP's By-Laws in SGRP's definitive information statement on Schedule 14C as filed with the SEC and mailed to stockholders on November 20, 2019 (the "Information Statement").

SGRP will be asking its stockholders to consider proposals (5) and (6) at the Special Meeting in addition to the four proposals requested by the Brown Group.

SGRP did not participate in and does not support the unilateral Brown Group Special Meeting Request.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibits (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Special Meeting, the Company's failure to comply with the Nasdaq's continued listing requirements in the future as a result of any proposals approved at the Special Meeting, any further loss of Board independence or other change in Board or committee composition, any related party payments or settlements that may be authorized by a reconstituted Board, any other settlement with the Majority Stockholders or their companies, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the SGRP Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	December 9, 2019
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer